Exhibit 99.1

Oscient Pharmaceuticals Contacts:

Christopher Taylor

781-398-2466

Sandra Schmidt Coombs

781-398-2310

For Immediate Release

Oscient Pharmaceuticals Receives NASDAQ Notice

Waltham, Mass., October 3, 2008 – Oscient Pharmaceuticals Corporation (Nasdaq: OSCI) today received notification from the Listings Qualifications Department of The NASDAQ Stock Market LLC that, as of October 2, 2008, the Company’s market value of publicly held shares (“MVPHS”) had closed below the minimum $15 million threshold set forth in Marketplace Rule 4450(b)(3) for the previous 30 consecutive business days, a requirement for continued listing. For NASDAQ purposes, MVPHS is the market value of the Company’s publicly held shares, which is calculated by subtracting all shares held by officers, directors or beneficial owners of 10% or more of an issuer’s common stock from the issuer’s total shares outstanding.

Pursuant to Marketplace Rule 4310(c)(8)(B), the Company has 90 calendar days, or until January 2, 2009, to regain compliance with the MVPHS requirement by evidencing a minimum $15 million MVPHS for 10 consecutive business days. If the Company does not regain compliance with the MVPHS requirement by January 2, 2009, the Company will receive written notification of delisting from NASDAQ and at that time will be entitled to request a hearing before a NASDAQ Listing Qualifications Panel to present its plan to regain compliance with the MVPHS requirement.

The NASDAQ notice has no effect on the listing of the Company’s common stock on The NASDAQ Global Market at this time.

As announced on September 10, 2008, the Company is seeking to improve its capital structure through a proposed exchange offer with the holders of its 3.50% Convertible Senior Notes due 2011. The Company has filed a registration statement with the Securities and Exchange Commission relating to the proposed exchange offer. As stated in the registration statement, the Company believes the exchange offer is an important component of its plan to reduce the Company’s overall debt level and to re-calibrate its capital structure in order to better execute the Company’s business strategy. The Company also believes completion of the exchange offer may enable it to evidence compliance with NASDAQ’s MVPHS requirement; however, there can be no assurance that the Company will be able to do so.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. At the time the exchange offer is commenced, Oscient will file a Tender Offer Statement with the Securities and Exchange Commission. The Tender Offer Statement, when it becomes available, (including the prospectus attached as an exhibit thereto, a

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Oscient Pharmaceuticals/ 1000 Winter Street Waltham MA 02451

t: 781.398.2300 f: 781.893.9535 www.oscient.com

NASDAQ

October 3, 2008

related letter of transmittal and other offer documents) will contain important information that should be read carefully before any decision is made with respect to the exchange offer. The prospectus, the related letter of transmittal and certain other offer documents will be made available to all holders of the 3.50% Convertible Senior Notes due 2011 free of charge from the information agent, The Altman Group, 1200 Wall Street West, 3rd Floor, Lyndhurst, NJ 07071, (866) 751-6316. The Tender Offer Statement (including the prospectus, the related letter of transmittal and all other offer documents filed with the Securities and Exchange Commission) will also be available for free at the Securities and Exchange Commission’s website at http://www.sec.gov.

About Oscient Pharmaceuticals

Oscient Pharmaceuticals Corporation is a commercial-stage pharmaceutical company marketing two FDA-approved products in the United States: ANTARA® (fenofibrate) capsules, a cardiovascular product and FACTIVE® (gemifloxacin mesylate) tablets, a fluoroquinolone antibiotic. ANTARA is indicated for the adjunct treatment of hypercholesterolemia (high blood cholesterol) and hypertriglyceridemia (high triglycerides) in combination with diet. FACTIVE is approved for the treatment of acute bacterial exacerbations of chronic bronchitis and community-acquired pneumonia of mild to moderate severity. Oscient promotes ANTARA and FACTIVE through a national sales force calling on primary care physicians, cardiologists, endocrinologists and pulmonologists.

For important information regarding the safety and use of ANTARA and FACTIVE, please see the full prescribing information available at www.antararx.com and www.factive.com.

Forward-Looking Statement

This news release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with regard to (i) the Company’s option to request a hearing before the NASDAQ Listings Qualifications Panel in the event that the Company does not regain compliance with the NASDAQ MVPHS requirement, (ii) the Company’s plan to execute the proposed exchange offer to reduce its overall debt and improve its capital structure, and (iii) the Company’s belief that completion of the proposed exchange offer may enable it to better execute its business strategy and regain compliance with the NASDAQ MVPHS requirement. Forward-looking statements represent our management’s judgment regarding future events. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “intend,” “anticipate,” “estimate,” and similar words, although some forward-looking statements are expressed differently. We do not plan to update these forward-looking statements. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of risks affecting our business. These risks include, but are not limited to (a) our ability to maintain the listing of our common stock on The NASDAQ Global Market; (b) our ability to successfully commercialize and market ANTARA or FACTIVE due to: the limitations on our resources and experience in the commercialization of products; lack of acceptance by physicians, patients and third party payors; unanticipated safety, product liability, efficacy, or other regulatory issues; delays in recruiting and training sales personnel; problems relating to manufacturing or supply; delays in the supply of products by the third party manufacturers and suppliers on which we rely; inadequate distribution of the products by wholesalers, pharmacies, hospitals and other customers; and competition from other products; (c) the delay in or inability to obtain additional regulatory approvals of our products and product candidates due to negative, inconclusive or insufficient results in ongoing or future clinical trials, the FDA or EMEA requiring additional information or data, delays in the progress of ongoing clinical trials, safety concerns arising with respect to our products or product candidates and disputes with the third parties from whom we license our products or product candidates; (d) our ability to raise additional funds and/or refinance our maturing and existing debt or debt that may be accelerated due to our inability to maintain our common stock listing on a U.S. national securities exchange or approved for listing on a U.S. system of automated dissemination of quotations and to fund our operations including sales and marketing activities and potential product acquisitions and (e) claims against us by third parties, including claims relating to our intellectual property position. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are described under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2008 and in other filings that we may make with the Securities and Exchange Commission from time to time.

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